UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.          )

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The Kraft Heinz Company

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Your Vote Counts! THE KRAFT HEINZ COMPANY 200 EAST RANDOLPH ST. SUITE 7600 CHICAGO, IL 60601 THE KRAFT HEINZ COMPANY 2021 Annual Meeting – May 6, 2021 Vote by 11:59 p.m. Eastern Time on May 5, 2021. For shares held in a Kraft Heinz retirement plan account, vote by 11:59 p.m. Eastern Time on May 3, 2021. You invested in THE KRAFT HEINZ COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting, to be held on Thursday, May 6, 2021. Vote Virtually at the Meeting May 6, 2021 11:00 a.m. Eastern Time At: www.virtualshareholdermeeting.com/KHC2021 The Annual Meeting will be held via live webcast. To attend, have the control number that is printed in the box above, go to www.virtualshareholdermeeting.com/KHC2021, and follow the instructions. *You can also vote by mail by requesting a paper copy of the proxy materials, which includes a proxy card. Smartphone Users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.proxyvote.com* Control # D35171-Z78960-P48719 Get informed before you vote View the Notice of Annual Meeting, 2021 Proxy Statement, and 2020 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the proxy materials by requesting prior to April 22, 2021. If you would like to view the proxy materials online, have the control number that is printed in the box below and go to www.proxyvote.com. If you would like to request a paper or email copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579- 1639, or (3) send a blank email to sendmaterial@proxyvote.com with your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at ir.kraftheinzcompany.com/proxy, scan the QR Barcode on the reverse side, or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery.” Voting Items Board Recommends D35172-Z78960-P48719 Company Proposals 1. Election of Directors: 1c. John T. Cahill 1a. Gregory E. Abel 1d. João M. Castro-Neves 1b. Alexandre Behring 1e. Lori Dickerson Fouché 1f. Timothy Kenesey 1g. Elio Leoni Sceti 1h. Susan Mulder 1i. Miguel Patricio 1j. John C. Pope 1k. Alexandre Van Damme 2. Advisory vote to approve executive compensation. 3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2021. For For For For For For For For For For For For For The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.